UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AMCOR PLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! AMCOR PLC 2024 Annual General Meeting Vote by November 5, 2024 11:59 PM ET. For shares held in a Plan, vote by November 1, 2024 11:59 PM ET. AMCOR PLC 83 TOWER ROAD NORTH WARMLEY, BRISTOL BS30 8XP UNITED KINGDOM V55769-P15409 You invested in AMCOR PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 6, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 23, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting*November 6, 2024 9:00 p.m. London, GMT JW Marriott Grosvenor House London 86 90 Park Ln London, W1K 7TN *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Graeme Liebel For 1b. Peter Konieczny 1b. Peter Konieczny For 1c. Achal Agarwal For 1d. Andrea Bertone For 1e. Susan Carter For 1f. Graham Chipchase CBE For 1g. Lucrèce Foufopoulos-De Ridder For 1h. Nicholas T. Long (Tom) For 1i. Arun Nayar For 1j. David Szczupak For 2. Ratification of PricewaterhouseCoopers AG as our independent registered public accounting firm for fiscal year 2025. For 3. To approve, by non-binding, advisory vote, the Company’s executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V55770-P15409